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                                                                   Exhibit 99.1

                                                  [Union Bankshares, Inc. Logo]

1st Quarter Report


[Photo]


Union Bankshares, Inc.
---------------------------------
Amex: UNB          March 31, 2008
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1st Quarter Report - March 31, 2008                      Union Bankshares, Inc.
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Consolidated Balance Sheets (unaudited)

ASSETS                                          March 31, 2008   March 31, 2007
Cash and Due from Banks                           $ 12,360,579     $  9,506,727
Federal Funds Sold & Overnight Deposits              1,022,492        9,257,907
Interst Bearing Deposits in Banks                    9,462,399       10,044,263
Investment Securities Available-for-Sale            33,074,695       26,526,060
Loans Held for Sale                                  6,831,961        4,559,766
Loans, net                                         309,801,495      303,464,792
Reserve for Loan Losses                             (3,401,295)      (3,341,769)
Premises and Equipment, net                          6,857,337        6,032,330
Other Real Estate Owned                                264,885          291,371
Accrued Interest & Other Assets                     12,309,194       10,313,315
                                                  ------------     ------------
    Total Assets                                  $388,583,742     $376,654,762

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest Bearing Deposits                      $ 49,154,327     $ 46,346,834
Interest Bearing Deposits                          265,776,630      267,163,488
Borrowed Funds                                      25,098,565       15,352,680
Accrued Interest & Other Liabilities                 6,354,162        5,836,674
Common Stock                                         9,843,572        9,837,222
Paid-in Capital                                        204,003          152,387
Retained Earnings                                   35,938,155       35,168,429
Accumulated Other Comprehensive Loss                  (630,866)        (905,181)
Treasury Stock at Cost                              (3,154,806)      (2,297,771)
                                                  ------------     ------------
    Total Liabilities and Shareholders' Equity    $388,583,742     $376,654,762
                                                  ============     ============

Consolidated Statements of Income (unaudited)

                                                      3/31/2008       3/31/2007
                                                          (3 months ended)

Interest Income                                      $6,264,099      $6,387,994
Interest Expense                                      1,923,878       1,974,614
                                                     ----------      ----------
  Net Interest Income                                 4,340,221       4,413,380
  Provision for Loan Losses                              50,000          45,000
                                                     ----------      ----------
    Net Interest Income after
     Provision for Loan Losses                        4,290,221       4,368,380

Trust Income                                             92,560          83,795
Noninterest Income                                    1,007,400         858,361
Noninterest Expenses:
  Salaries & Wages                                    1,584,886       1,577,574
  Pension & Employee Benefits                           668,610         660,213
  Occupancy Expense, net                                267,824         220,467
  Equipment Expense                                     269,085         261,735
  Other Expenses                                      1,018,099         948,008
                                                     ----------      ----------
         Total                                        3,808,504       3,667,997
                                                     ----------      ----------
Income before Taxes                                   1,581,677       1,642,539
Income Tax Expense                                      175,504         407,913
                                                     ----------      ----------
Net Income                                           $1,406,173      $1,234,626
                                                     ==========      ==========

Earnings per Share                                        $0.31           $0.27
Book Value per Share                                      $9.39           $9.26

Standby letters of credit were $1,240,000 and $966,000 at March 31, 2008 and 2007, respectively.

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Directors -- UNION BANKSHARES, INC
Richard C. Sargent, Chairman            Franklin G. Hovey II
Cynthia D. Borck                        Richard C. Marron
Steven J. Bourgeois                     Robert P. Rollins
Kenneth D. Gibbons                      John H. Steel

Directors -- UNION BANK

Richard C. Sargent, Chairman            Franklin G. Hovey II
Cynthia D. Borck                        Richard C. Marron
Steven J. Bourgeois                     Robert P. Rollins
Kenneth D. Gibbons                      John H. Steel
                                        Schuyler W. Sweet
Officers -- UNION BANKSHARES, INC.
Richard C. Sargent                      Chairman
Cynthia D. Borck                        Vice President
Kenneth D. Gibbons                      President & CEO
Marsha A. Mongeon                       Vice President/Treasurer
Robert P. Rollins                       Secretary
JoAnn A. Tallman                        Assistant Secretary

Regional Advisory Board Members

Judy F. Aydelott - Littleton            Stanley T. Fillion - Littleton
Cynthia D. Borck - St. Johnsbury        Kenneth D. Gibbons - All
Steven J. Bourgeois - St. Albans        Franklin G. Hovey II - St. Johnsbury
J.R. Alexis Clouatre - St. Johnsbury    Samuel H. Ruggiano - St. Albans
Coleen K. Condon  - St. Albans          Schuyler W. Sweet - Littleton
Dwight A. Davis - St. Johnsbury         Norrine A. Williams - Littleton
Kirk Dwyer - St. Johnsbury

Officers UNION BANK

Rhonda L. Bennett          Vice President                    Morrisville
Cynthia D. Borck           Executive Vice President          Morrisville
Stacey L.B. Chase          Assistant Treasurer               Morrisville
Jeffrey G. Coslett         Vice President                    Morrisville
Michael C. Curtis          Vice President                    St. Albans
Peter J. Eley              Senior Vice President             Morrisville
Kenneth D. Gibbons         President & CEO                   Morrisville
Don D. Goodhue             Information Systems Officer       Morrisville
Melissa A. Greene          Assistant Treasurer               Hardwick
Karyn J. Hale              Assistant Treasurer               Morrisville
Claire A. Hindes           Assistant Vice President          Morrisville
Patricia N. Hogan          Vice President                    Morrisville
Tracey D. Holbrook         Regional Vice President           St. Johnsbury
Lura L. Jacques            Asst. V.P., Trust Officer         St. Albans
Lynne P. Jewett            Assistant Treasurer               Morrisville
Peter R. Jones             Vice President                    Morrisville
Stephen H. Kendall         Vice President                    Morrisville
Susan O. Laferriere        Vice President                    St. Johnsbury
Dennis J. Lamothe          Vice President                    St. Johnsbury
Susan F. Lassiter          Vice President                    Jeffersonville

Officers UNION BANK (continued)

Robyn A. Masi              Assistant Vice President          Stowe
Robert L. Miller           Trust Officer                     St. Johnsbury
Marsha A. Mongeon          Senior Vice President & CFO       Morrisville
Mildred R. Nelson          Vice President                    Littleton
Karen Carlson Noyes        Assistant Vice President          Morrisville
Barbara A. Olden           Vice President                    St. Johnsbury Ctr.
Deborah J. Partlow         Asst. V.P., Senior Trust Officer  Morrisville
Lois J. Pigeon             Branch Manager                    St. Albans
Bradley S. Prior           Assistant Treasurer               Morrisville
Colleen D. Putvain         Assistant Treasurer               Morrisville
Craig S. Provost           Assistant Vice President          Stowe
Suzanne L. Roberts         Vice President                    Lyndonville
Robert P. Rollins          Secretary                         Morrisville
Ruth P. Schwartz           Vice President                    Morrisville
David S. Silverman         Senior Vice President             Morrisville
Curt Swan                  Assistant Vice President          Fairfax
JoAnn A. Tallman           Assistant Secretary               Morrisville
Alycia R. Vosinek          Commercial Loan Officer           Littleton
Francis E. Welch           Assistant Vice President          Morrisville
Lorraine Gordon Willett    Assistant Vice President          Morrisville

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Union Bankshares, Inc.
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Dear Shareholder:                                                   May 9, 2008

The first quarter results show improved growth in assets and net income over the same period in 2007. Loan demand has been quite good, while the market for deposits remains very competitive. Net income improved 13.9%; however, this was due mainly to an $184,000 federal rehabilitation tax credit for a low-income housing partnership investment in Hardwick, VT.

The big financial news on the national level in the first quarter continued to be asset "write-down's" and related repercussions from subprime mortgage lending. We, as well as most "community" banks, did not participate in subprime activities. Unfortunately, we are still affected in some ways, such as a general devaluation in financial sector stocks and investments. We are also impacted by the Federal Reserve's monetary policy and their reductions in the Federal Funds rate. The Fed's actions caused the prime rate to drop 2.0% in the first quarter, placing continued pressure on net interest income. These outside factors continue to require close monitoring of asset/liability funds management practices.

As mentioned above, loan activity, especially on the commercial side, continues to be strong. While the potential for an economic slowdown is very real, prudent underwriting and management of the loan portfolio offer opportunity to grow, as historically we have seen some lenders become more conservative or adopt a herd mentality when the going gets a bit tough. If loans are underwritten properly, secured with appropriate collateral and the ability to repay has been determined, lending is a very important part of contributing to economic growth.

On the operations side of the bank, we have completed the installation of a new network of personal computers and software, providing additional productivity as well as systems security enhancements. Our information technology staff did a fine job in carrying out the installation. We also have completed the installation of hardware and software for branch imaging technology. The actual paper checks, etc. constituting teller transactions are now transformed at each branch into digital images which are then electronically transferred to the central mainframe for processing. Both of these major upgrades were completed in the first quarter and will lead to additional cost savings as well as other productivity gains.

Each spring we comment on the past winter season and this year can be summed up with two words, "Just Great." Record snowfall, no bitter cold spells, little rain and lots of sun were a real boost to tourism and winter sports businesses.

Enclosed is your dividend check or advice of deposit, representing a dividend of $.28 to shareholders of record on April 28, 2008. Recently you should have received our proxy statement, ballot and annual report. We urge you to review these documents, as they contain much information about your Company. We cordially invite you to attend the annual meeting at 3:00 PM on Wednesday, May 21st at Union Bank's main office in Morrisville.

Sincerely,

/s/ Richard C. Sargent                  /s/  Kenneth D. Gibbons

    Richard C. Sargent                       Kenneth D. Gibbons
    Chairman                                 President & CEO

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Union Bankshares, Inc.
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Shareholder Assistance
and Investor Information

If you need assistance with a change in registration of certificates, combining your certificates into one, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company, or to receive copies of financial reports, please contact JoAnn Tallman, Assistant Secretary at (802) 888-6600 or contact our Transfer Agent at the address and phone number listed below:

Transfer Agent:       Registrar & Transfer Company
                      Attn: Stock Transfer Department
                      10 Commerce Drive
                      Cranford NJ 07016

Phone:                800.368.5948
Fax:                  908.497.2318
E-mail:               info@rtco.com

American Stock Exchange
Ticker Symbol:        UNB
Corporate Name:       Union Bankshares, Inc.
Corporate Address:    20 Lower Main Street
                      P.O. Box 667
                      Morrisville VT 05661-0667

Union Bank Offices

Fairfax                       Littleton, NH                 St. Albans Loan Ctr
Jct. Rtes. 104 & 128*         263 Dells Road*               120 North Main St.
802.849.2600                  603.444.7136                  802.524.9000

Hardwick                      Lyndonville                   St. Johnsbury
103 VT Rte. 15*               183 Depot St.*                364 Railroad St.*
802.472.8100                  802.626.3100                  802.748.3131

Hyde Park                     Morrisville                   St. Johnsbury
250 Main St.*                 20 Lower Main St.*            325 Portland St.*
802.888.6880                  802.888.6600                  802.748.3121

Jeffersonville                65 Northgate Plaza*           St. Johnsbury Ctr.
44 Main St.*                  Route 100                     Green Mtn. Mall*
802.644.6600                  802.888.6860                  1998 Memorial Dr.
                                                            802.748.2454
Johnson                       Stowe
198 Lower Main St.*           47 Park St.*                  *ATMs at
802.635.6600                  802.253.6600                  these branches